UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: October 10, 2012 Bank of South Carolina Corporation
(Exact name of registrant as specified in its charter)

South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 Meeting Street Charleston, SC 29401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(843) 724-1500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Bank of South Carolina Corporation (Nasdaq: BKSC) (the “Company”), parent holding company of The Bank of South Carolina (the “Bank”), announced the formation of its North Charleston Advisory Board consisting of David W. Bunch, Martin L. Boroughs, Shelia Pace, Frank Leigh, R. Jason J. Hehr, DMD, C. Ronald Coward, Jr., K. Scott Miller, MD, and Wilfred H. (Hal) Gooding, Jr.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibit is filed as part of this report

Exhibit 99.1       Press release dated October 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of South Carolina Corporation
(Registrant)

Date: October 10, 2012
/s/ Sheryl G. Sharry
Sheryl G. Sharry
Chief Financial Officer
Executive Vice President and Treasurer